EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The New York Times Company (the “Company”) on Form 10-Q for the quarter ended September 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonard P. Forman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Leonard P. Forman
Leonard P. Forman

Chief Financial Officer

November 4, 2005